CLA Strategic Allocation Fund (the “Fund”)

Supplement dated July 7, 2015

to the Prospectus dated January 22, 2015

Effective immediately, the following supersedes and replaces the first and second paragraph under “Investment Objectives and Policies” and the first paragraph under “Investment Objectives, Policies and Strategies” in the Prospectus:

Investment Objectives and Policies. The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing primarily in the income-producing securities, including: (1) real estate investment trusts ("REITs") and (2) alternative investment funds ("AIFs"), as well as (3) common stocks, (4) preferred stocks, and (5) structured notes, notes, bonds and asset-backed securities. In addition, the fund may buy or sell options, including writing covered calls. The Fund also executes investments in the preceding types of securities through (i) index-linked or actively managed exchange-traded funds ("ETFs"), (ii) mutual funds, (iii) closed-end funds and (iv) other types of pooled investment vehicles. The Fund may invest up to 35% of its net assets in private investment funds (e.g., private REITs, private oil and gas funds, private commodity pools, private real estate funds and Private Investment Companies (defined below)), including up to 15% in private investment funds that are excluded from the definition of “investment company” under the 1940 Act solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”) (collectively "Underlying Funds"). Private Investment Companies are typically private equity funds and hedge funds. The Fund defines AIFs as limited partnerships and limited liability companies that pursue investment strategies linked to real estate, small businesses or other investments that serve as alternatives to traditional stocks and bonds. In general, the Fund defines an alternative strategy as one that is different from seeking returns from buying and holding traditional stocks and bonds. The Fund invests in securities of issuers without restriction as to market capitalization. The majority of the Fund's investments will be purchased in private placements and are not publicly traded or are traded in over-the-counter markets that have less liquidity than exchange-traded securities. Consequently, the majority of the Fund's investments are illiquid.

Effective immediately, the following is added to the sections “Investment Objectives and Policies” and “Investment Objectives, Policies and Strategies” in the Prospectus:

Covered Calls. A covered call is an options strategy whereby the Fund holds a long position in an underlying security and writes (sells) call options on that same security in an attempt to generate increased income from the securities.

Effective immediately, the following are added to the section “Summary of Risks” in the Prospectus:

Covered Call Risk. Selling covered call options will limit the Fund's gain, if any, on its underlying securities. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Effective immediately, the following is added to the section “Risk Factors” in the Prospectus:

Covered Call Risk. Selling covered call options will limit the Fund's gain, if any, on its underlying securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Options Risk. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund's participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.

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The information in this Supplement updates and supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund, toll-free at 1-844-798-3848.

YOU SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.